Exhibit 99.1

OneWater Marine Inc. Prices Public Offering of Common Stock

Buford, Georgia – September 17, 2020 – OneWater Marine Inc. (NASDAQ: ONEW) (“OneWater” or the “Company”) announced today the pricing of an underwritten public offering of 3,170,868 shares of its Class A common stock, par value $0.01 per share (“Class A common stock”), at $20.00 per share. The Company is offering 425,000 shares of its Class A common stock, and the selling stockholders named in the registration statement on Form S-1 (the “registration statement”) previously filed with the Securities and Exchange Commission (the “SEC”) are offering 2,745,868 shares of OneWater’s Class A common stock. In addition, an affiliate of Goldman Sachs & Co. LLC has granted the underwriters a 30-day option to purchase up to an additional 475,630 shares of OneWater’s Class A common stock. The offering is expected to close on September 22, 2020, subject to customary closing conditions.

OneWater intends to use the net proceeds of this offering for working capital and general corporate purposes, including the expansion of its business and general and administrative matters. OneWater will not receive any of the proceeds from the sale of shares by the selling stockholders.

Truist Securities, Baird and Raymond James are acting as joint book-running managers for the offering. KeyBanc Capital Markets and Stifel are acting as co-managers for the offering.

The offering of these securities will be made only by means of a prospectus. A copy of the prospectus may be obtained from:

Truist Securities, Inc.
Attention: Prospectus Department
3333 Peachtree Road NE, 9th floor
Atlanta, Georgia 30326
TruistSecurities.prospectus@Truist.com

Robert W. Baird & Co. Incorporated
Attention: Syndicate Department
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202
Phone: +1-800-792-2473
syndicate@rwbaird.com

Raymond James & Associates, Inc.
Attention: Equity Syndicate
880 Carillon Parkway
St. Petersburg, Florida 33716
Phone: +1-800-248-8863
prospectus@raymondjames.com

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About OneWater Marine Inc.
OneWater Marine Inc. is one of the largest and fastest-growing premium recreational boat retailers in the United States. OneWater operates 63 stores throughout 11 different states, eight of which are in the top twenty states for marine retail expenditures. OneWater offers a broad range of products and services and has diversified revenue streams, which include the sale of new and pre-owned boats, parts and accessories, finance and insurance products, maintenance and repair services and ancillary services such as boat storage.

Important Information
A registration statement relating to these securities has been filed with, and declared effective by, the SEC. The registration statement may be obtained free of charge at the SEC’s website at www.sec.gov under “OneWater Marine Inc.” This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including statements regarding the closing of the public offering and OneWater’s use of proceeds from the offering, represent OneWater’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of OneWater’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, OneWater does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for OneWater to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the prospectus filed with the SEC in connection with OneWater’s public offering. The risk factors and other factors noted in OneWater’s prospectus could cause its actual results to differ materially from those contained in any forward-looking statement.

Investor or Media Contact:
Jack Ezzell
Chief Financial Officer
IR@OneWaterMarine.com